                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported) November 20, 1996

         LEHMAN ABS CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1995, which forms Lehman FHA Title I Loan Trust 1995-6 which issued the Lehman FHA Title I Loan Trust 1995-6, FHA Title I Loan Asset-Backed Certificates, Series 1995-6).

                            LEHMAN ABS CORPORATION
            (Exact name of registrant as specified in its charter)

         Delaware                      333-3911            13-3447441
     (State or Other Jurisdiction    (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                              10285
(Address of Principal                                         (Zip Code)
 Executive Offices)

       Registrant's telephone number, including area code (212) 526-7000


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Item 5.  Other Events.

Filing of Capital Markets Assurance Corporation Audited and Unaudited Financials and Consent of Experts

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation, (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its FHA Title I Loan Asset-Backed Certificates, Series 1995-6.

         The audited financial statements of Capital Markets Assurance Corporation ("CapMAC") that are included in this Form 8-K and the Prospectus Supplement (the "Audited CapMAC Financials") have been audited by KPMG Peat Marwick LLP ("KPMG"). The consent of KPMG to the inclusion of their report on such financial statements in this Form 8-K and to being named as "experts" in the Prospectus Supplement for the Lehman FHA Title I Loan Trust 1995-6 is attached hereto as Exhibit 1. The Audited CapMAC Financials are attached hereto as Exhibit 2. The unaudited financial statements of CapMAC for the period ended June 30, 1996 (the "Unaudited CapMAC Financials") that are included in this Form 8-K and the Prospectus Supplement are attached hereto as Exhibit 3.


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1.    Consent of KPMG Peat Marwick LLP.
         99.2.    Audited CapMAC Financials.
         99.3.    Unaudited CapMAC Financials.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LEHMAN ABS CORPORATION



                                       By: /s/ Martin P. Harding
                                           Martin P. Harding
                                           Managing Director




Dated:  November 20, 1996


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                                 Exhibit Index

Exhibit                                                         Page

99.1.    Consent of KPMG Peat Marwick LLP.

99.2.    Audited CapMAC Financials.

99.3.    Unaudited CapMAC Financials.




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